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                                                                     Exhibit 1.1


                             HMH PROPERTIES, INC.

                     8.45% Series C Senior Notes due 2008


               Payment of Principal and Interest Unconditionally
                     Guaranteed by the Guarantors Thereof

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                December 9, 1998


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BT ALEX. BROWN INCORPORATED
BARCLAYS CAPITAL INC.
BEAR, STEARNS & CO. INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
SALOMON SMITH BARNEY INC.
SG COWEN SECURITIES CORPORATION
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

          HMH Properties, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), BT Alex. Brown Incorporated ("BT"), Barclays Capital Inc., Bear, Stearns & Co. Inc., Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, Salomon Smith Barney Inc., and SG Cowen Securities Corporation (collectively, the "Underwriters") an aggregate of $500,000,000 principal amount of 8.45% Series C Senior Notes due 2008 (the "Series C Notes"), which notes are fully and unconditionally

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guaranteed by Host Marriott Corporation, a Delaware corporation ("Host
Marriott"), Host Marriott Hospitality, Inc., a Delaware corporation ("Hospitality"), and the Subsidiary Guarantors listed on Schedule A hereto (the
                                                         ----------
"Subsidiary Guarantors," and together with Host Marriott and Hospitality, the "Guarantors"). The Securities are to be issued pursuant to the provisions of the Amended and Restated Indenture, dated as of August 5, 1998, by and among HMH Properties, Inc., the Guarantors (as named therein) and Marine Midland Bank, as trustee (the "Trustee") (the "Base Indenture") and the Second Supplemental Indenture ("Second Supplemental Indenture," together with the Base Indenture, the "Indenture") to be dated as of December 11, 1998, by and among the Company, the Guarantors, the Subsidiary Guarantors and the Trustee.

          For purposes of this agreement, the term "Securities" means the $500,000,000 aggregate principal amount of the Series C Notes, together with the guarantees (the "Guarantees") thereof by each of the Guarantors. The Securities and the Indenture are more fully described in the Prospectus Supplement (as hereinafter defined). Capitalized terms used herein without definition have the respective meanings specified in the Prospectus (as defined below).

          1. Registration Statement and Prospectus. Host Marriott has prepared and filed with the Securities and Exchange Commission (the "Commission)" in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement (No. 333-50729) on Form S-3, including a prospectus, for the registration of the Securities (and certain other securities). Such registration statement, as amended through and including that certain Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 1 thereto, dated December 7, 1998 ("Post-Effective Amendment No. 1"), has been declared effective by the Commission and, as amended through the date hereof, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement." The prospectus contained in the Registration Statement at the time that Post-Effective Amendment No. 1 first became effective is hereinafter referred to as the "Base Prospectus"; and the prospectus supplement specifically relating to the offer and sale of the Securities in the form as filed with the Commission and used to confirm the sale of Securities is hereinafter referred to as the "Prospectus Supplement." The term "Prospectus" means the Base Prospectus and the Prospectus Supplement. The Registration Statement and the Prospectus shall include, in each case, the documents incorporated therein by reference. The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Act of 1934, as amended, and


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the rules and regulations of the Commission thereunder (collectively, the
"Exchange Act") that are deemed to be incorporated by reference in the Registration Statement and the Prospectus.

          2. Agreements to Sell and Purchase. On the basis of the representa tions and warranties contained in this Agreement, and subject to the terms and conditions herein set forth, the Company and, as to the Guarantees, the Guarantors, agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and, as to the Guarantees, the Guarantors, at a purchase price to the Company equal to 98.0% of the principal amount of the Series C Notes (the "Purchase Price"), in the respective principal amount set forth opposite their names on Schedule B hereto.
----------

          3. Terms of Public Offering. The Company is advised by you that you propose (i) to make a public offering of your respective portions of the Securities as soon after the execution and delivery of this Agreement as in your respective judgments is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4. Delivery and Payment. Delivery to you of and payment for the Securities shall be made at 10:00 A.M., New York City time at the offices of Latham & Watkins at 885 Third Avenue, Suite 1000, New York, New York 10022 on the second business day (which may be varied by agreement among the Company and you) (such time and date being referred to as the "Closing Date") following the date of this Agreement, at such place as you shall reasonably designate. The Closing Date and the location of delivery of the Securities may be varied by agreement among you and the Company.

          One or more of the Series C Notes, in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or such other name(s) as the Underwriters may request in writing upon at least two business days notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of such series of Securities (the "Global Securities"). The Series C Notes shall be delivered by the Company to the Underwriters on the Closing Date, with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment by the Underwriters of the purchase price thereof in currently available funds, to the order of the Company. The Global Securities shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.


                                       3
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          5.   Agreements of the Company and the Guarantors.  Each of the
Company and the Guarantors, jointly and severally, agrees with each of you that:

          (a) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (ii) of the issuance by the Commission or any state securities commission of any stop order suspending the qualification or effective ness of the Registration Statement or of the suspension of qualification or exemption of any Securities for offering or sale in any jurisdiction designated by the Underwriters pursuant to Section 5(h) hereof, or the initiation of any proceeding by the Commission or any state securities commission for such purposes, (iii) when any amendment to the Registration Statement becomes effective or (iv) of the happening of any event during the period referred to in Section 5(e) below which makes any statement of a material fact made in the Registration Statement untrue or which requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus untrue or which requires the making of any additions to or change in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company and the Guarantors shall use its reasonable best efforts to prevent the issuance of any order suspending the registration of any of the Securities under the Exchange Act or the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time, any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or effectiveness of the Registration Statement or the qualifications or exemption of the securities under any state securities or Blue Sky laws, the Company and the Guarantors shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) It will not, prior to the Closing Date, make any amendments or supplements to the Prospectus, of which you shall not previously have been advised and provided a copy within two business days prior to the delivery thereof or to which you shall reasonably object.

          (c) The Company and the Guarantors consent to your use of the Prospectus (and any amendments or supplements thereto) in connection with offers and resales of the Securities contemplated hereunder.

          (d) It will prepare the Prospectus, the form and substance of which shall be satisfactory to you and file the Prospectus (and any amendments or


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supplements thereto) in such form with the Commission within the applicable period specified in and as required by Rule 424(b) under the Act; during the period specified in Section 5(e) below, it will not file any further amendment to the Registration Statement and will not make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy within two business days prior to the delivery thereof or to which you shall reasonably object after being so advised; and, during such period, it will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and it will use its reasonable best efforts to cause any such amendment to the Registration Statement to become promptly effective.

          (e) As soon as practicable, but in no event later than 10:00 A.M., New York City time on the second business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of your counsel, a prospectus is required by law to be delivered in connection with sales by any of you or a dealer, the Company and the Guarantors will furnish in New York City to each of you as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request.

          (f) The Company and the Guarantors will furnish to you 11 conformed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and will furnish to you and each underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (g) If, during the period specified in Section 5(e), any event shall occur or condition shall exist as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, it will, as promptly as practicable, prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable law, and will furnish to you without charge such number of copies thereof as you may reasonably request.

          (h) Prior to any public offering of the Securities, it will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided that neither the Company nor any of the Guarantors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject or to subject itself to taxation in excess of a minimal dollar amount in any such jurisdiction). The Company and the Guarantors will continue such registration or qualification in effect so long as required by law for distribution of the Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (i) The Company will make generally available to its security holders as soon as practicable an earnings statement covering a period of at least twelve months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement) that shall satisfy the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

          (j) So long as the Securities are outstanding, the Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission, and whether or not the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or Section 15 of the 1934 Act. For so long as you are making a market in the Securities, but in no event, more than five years from the date hereof, the Company will furnish to you copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities, and such other information concerning the Company and its subsidiaries as you reasonably may request.

          (k) So long as the Securities are outstanding, the Company will furnish to you as soon as available copies of all reports or other communications furnished to its security holders or furnished to or filed with the Commission and such other publicly available information concerning it and its subsidiaries as you may reasonably request.

          (l) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, expenses, fees and taxes in connection with or incident to (i) the printing, processing, filing and distribution of the Registration Statement, the Prospectus, the preliminary prospectus and the Prospectus and all amendments or supplements thereto (but not including, however, legal fees and expenses of your counsel incurred in connection therewith), including such copies as may be reasonably requested by you,

(ii) the issuance, transfer and delivery of the Securities to you, including any transfer or other taxes payable thereon, (iii) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph 5(h) above (including, in each case, any filing fees and fees and expenses of counsel to the Underwriters incurred in connection therewith), (iv) the rating of the Securities by investment rating agencies, (v) the approval of the Securities by DTC for "book-entry" transfer and (vi) the performance by each of the Company and the Guarantors of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to you (but not including, however, legal fees and expenses of your counsel incurred in connection therewith).

          (m) It will use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds."

          (n) It will not voluntarily claim and will actively resist any attempts to claim the benefit of any usury laws against the holders of the Securities.

          (o) It will do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and will use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities.

          (p) It will not, so long as the Securities are outstanding, be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "'40 Act").

          (q) Each of the Guarantors and the Company (with the exception of Marriott Financial Services, Inc.) will execute and deliver, file and record all instruments and documents, and will do all such acts and other things as are necessary to subject the Collateral (as defined in the Indenture) to the security interests intended to be created by the Pledge and Security Agreement (as defined in the Indenture) and as are reasonably necessary or advisable to perfect the security interests intended to be created thereby.

          (r) During the period beginning on the date hereof and continuing to and including the Closing Date, it will not offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Securities and the Guarantees (other than (i) the Securities and the Guarantees, (ii) commercial paper issued in the ordinary course of business, and (iii) debt to be issued or acquired as part of the transactions comprising the REIT Conversion, without the prior written consent of the Underwriters.

          6. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to each of you that:

              (a) (i) The Registration Statement has become effective under the Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission, (ii) each part of the Registration Statement, when such part became effective, did not contain and, as amended through the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or (in the case of the Prospectus) supplemented, if applicable, will comply in all material respects with the Act and (iv) the Prospectus as of its date does not contain and the Prospectus, as amended or supplemented, if applicable, as of the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company or its agents in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements with respect to price and discount and the third, sixth (to the extent relating to a representation or agreement of the Underwrit ers), seventh (but only the first sentence thereof as it relates to actions by or inactions of the Underwriters), and eighth paragraphs appearing under the caption "Underwriting" in the Prospectus (or any amendment or supplement thereto) constitute the only written information furnished to the Company by any of the Underwriters expressly for use in the Prospectus (or any amendment or supplement thereto) and that you shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission).


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              (b) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto and filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.

              (c) Each of the Company, the Guarantors and their respective subsidiaries has been duly organized, is validly existing as a corporation (or other entity) in good standing under the laws of its jurisdiction of organization and has the requisite corporate (or other organizational) power and authority to carry on its business as it is currently being conducted, and to own, lease and operate its properties; and, as applicable, has the requisite power and authority to authorize the offering of the Securities, to execute, deliver and perform this Agreement and to issue, sell and deliver the Securities; and each of the Company, the Guarantors and their respective subsidiaries is duly qualified and is in good standing as a foreign corporation (or other entity) authorized to do business in each jurisdiction where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), business affairs or prospects of the Company, the Guarantors and their respective subsidiaries taken as a whole (a "Material Adverse Effect").

          (d) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each subsidiary of the Company have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each such subsidiary other than the subsidiaries set forth on Schedule C (which subsidiaries are so owned in the amounts listed
             ----------
thereon) is owned, directly or through subsidiaries, by the Company. All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), except for security interests in shares of certain subsidiaries of the Company pursuant to the Pledge and Security Agreement relating to the Company's 9 1/2% Senior Secured Notes due 2005, 9% Senior Notes due 2007, 8 7/8% Senior Notes due 2007, 7 7/8% Series A Senior Notes due 2005 and 7 7/8% Series B Senior Notes due 2008 (collectively, the "Existing Senior Notes"), the Credit Facility and from and after the Closing Date, the Securities. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any subsidiary of the Company.

          (e) The Indenture will have been duly authorized on or prior to the date hereof and on the Closing Date, and on the Closing Date the Indenture will be validly executed and delivered by the Company and the Guarantors and, when duly

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executed and delivered in accordance with its terms, will be a valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms (assuming the due execution and delivery thereof by the Trustee) subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar types of laws of general applicability relating to or affecting creditors' rights and to general equity principles; and will conform in all material respects to the descriptions thereof in the Prospectus.

          (f) The Securities will have been duly authorized for issuance and sale to you pursuant to this Agreement by the Company and the Guarantors on or prior to the date hereof and on the Closing Date, and the Securities and the Indenture on the Closing Date will have been duly executed by the Company and the Guarantors and will conform in all material respects to the descriptions thereof in the Prospectus. When the Securities are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Securities will constitute valid and legally binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar types of laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (g)  [intentionally omitted]

          (h) Neither the Company, the Guarantors nor any of their subsidiaries has received from any governmental authority notice of any condemnation of or zoning change affecting their respective properties or any part thereof or of any violation of any municipal, state or federal law, rule or regulation concerning its properties or any part thereof which has not heretofore been cured or which would have a Material Adverse Effect, or which could reasonably be expected to have a Material Adverse Effect, and neither the Company, the Guarantors nor any of their respective subsidiaries knows of any such condemnation or zoning change which is threatened on any of their properties or any such violation. Neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which any of the Company, the Guarantors or any of their respective subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of any of the Company, the Guarantors or any of their respective subsidiaries is subject, except for such violations or defaults which would neither have a Material

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Adverse Effect nor reasonably be expected materially and adversely to affect the consummation of this Agreement or the transactions contemplated hereby.

          (i) This Agreement has been duly authorized and validly executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms (assuming the due execution and delivery hereof by you of this Agreement) subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (j) The execution and delivery of this Agreement and the Indenture by the Company and each of the Guarantors, the issuance and sale of the Securities, the performance of this Agreement and the Indenture and the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the respective charter or bylaws of the Company, the Guarantors or any of their respective subsidiaries or any of the terms or provisions thereof, (ii) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company, the Guarantors or any of their respective subsidiaries or other impairment of the rights of the holder of any such Authorization, (iii) constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, the Guarantors or any of their respective subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company, the Guarantors or any of their respective subsidiaries is or may be subject except for Liens in respect of the Securities or (iv) contravene any order of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company, the Guarantors or any of their respective subsidiaries, or any of their respective properties except in the case of clauses (iii) or (iv) above, for such conflicts or violations which would neither have a Material Adverse Effect nor reasonably be expected materially and adversely to affect the consummation of this Agreement or the transactions contemplated hereby.

          (k) Except as may be described in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company, the Guarantors or any of their respective subsidiaries, or their respective properties, which is required to be disclosed in the Registration Statement or Prospectus and are not so described, or which would result, singly or in the aggregate, in a Material Adverse Effect or which could reasonably be expected to materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No contract or document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit (other than this Agreement, which will be so filed on or prior to the Closing Date) to the Registration Statement, is not so described or filed as required.

          (l) To the best knowledge of the Company and each of the Guarantors,
(A) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities, prevents or suspends the use of the Prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 5(h) hereof and (B) no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company, the Guarantors or any of their respective subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Prospectus in any jurisdiction referred to in
Section 5(h) hereof. Every request of any securities authority or agency of any jurisdiction for additional information (to be included in the Prospectus) has been complied with in all material respects.

          (m) Except as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval.

          (n) The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, or of Marriott International, which would have a Material Adverse Effect.

          (o) Except with respect to the Hotel Trades Council and Hotel Association Pension Fund and the Host International, Inc. Cleveland Retirement Benefit Plan, neither the Company, the Guarantors nor any of their respective subsidiaries has sponsored, maintained or contributed to, directly or indirectly, within the last five years, any employee benefit plan subject to Title IV of ERISA, including without limitation "multiemployer plans" (as defined in Section 4001(a)(3) of ERISA).

          (p) Neither the Company, the Guarantors nor any of their respective subsidiaries has violated any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (q) (i) Each of the Company, the Guarantors and their respective subsidiaries have good and marketable and insurable title, free and clear of all Liens, to all property and assets described in the Prospectus as being owned by it, except for Liens described or reflected in the Prospectus (including all Liens relating to mortgages reflected on the financial statements or described in the notes thereto included in or incorporated by reference into the Prospectus) and Liens imposed pursuant to the Pledge and Security Agreement or by the indentures relating to the Existing Senior Notes and the Credit Facility or Liens that would not have a Material Adverse Effect and (ii) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets of the Company, the Guarantors or their respective subsidiaries that are required to be disclosed in the Registration Statement are disclosed in the Prospectus and preliminary prospectus.

          (r) The firm of accountants that has certified or shall certify the financial statements and supporting schedules included in or incorporated by reference into the Prospectus and preliminary prospectus are independent public accountants with respect to the Company, the Guarantors and their subsidiaries, as required by the Act for financial statements included in a registration statement on Form S-3 under the Act. The historical financial statements, together with related schedules or notes, incorporated by reference into the Prospectus, fairly present the combined consolidated financial position or, as appropriate, the consoldiated financial position, of the entities whose such position they purport so to present at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. The pro forma financial statements, together with related schedules or notes, set forth in the documents incorporated by reference into the Prospectus and under the caption "Pro Forma Consolidated Financial Data of HMH Properties" in the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the transactions reflected thereby as indicated in the Prospectus and this Agreement and comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. The other financial and statistical information and data concerning the Company, the Guarantors and the Subsidiary Guarantors included in or incorporated by reference in the Prospectus, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with the respective financial statements and the books and records of such entities.

          (s) Except as disclosed in the Prospectus (excluding any supplement or amendment after the date hereof), subsequent to the respective dates as of which information is given in such Prospectus and up to the Closing Date, neither the Company, the Guarantors nor any of their respective subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company, the Guarantors and their respective subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which would involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), business affairs or prospects of the Company, the Guarantors and their respective subsidiaries taken as a whole (a "Material Adverse Change").

          (t) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as have been obtained and made under state securities or Blue Sky laws or regulations. Neither the Company, the Guarantors nor any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          (u) (i) Each of the Company, the Guarantors and their respective subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and all such Authorizations are in full force and effect, except to the extent that the failure to obtain or file or cause to remain in effect would not, singly or in the aggregate, have a Material Adverse Effect, (ii) the Company, the Guarantors and their respective subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iii) neither the Company, the Guarantors nor their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any Authorization, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (v) Neither the Company, the Guarantors nor their respective subsidiaries is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" or a company "controlled" by an investment company within the meaning of the '40 Act.

          (w) Each certificate signed by any officer of the Company or any of the Guarantors and delivered to the Underwriters or counsel for the Underwriters pursuant to Section 9 shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to each Underwriter as to the matters covered thereby.

          (x) The Company, the Guarantors and each of their consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (y) Other than the Existing Senior Notes and the guarantees thereof, there are no securities of the Company or any of its subsidiaries registered under the Exchange Act, or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (z) Other than the Pledge and Security Agreement, pursuant to which, among other things, the Holders of the Securities will be granted a security interest in the Collateral (the "Pledge and Security Agreement") and with respect to those of Host Marriott or certain of its subsidiaries (other than the Company and its subsidiaries) as may be required in connection with the REIT Conversion, there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person granting such person the right to require the Company or any of the Guarantors to file a registration statement under the Act with respect to any securities of such company or to require such company to include such securities with the Securities registered pursuant to the Registration Statement.

          (aa) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company or any of the Guarantors that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any of the Guarantors or any securities of any of the Company and the Guarantors or (ii) any change in the outlook for any rating of the Company or any of the Guarantors or any securities of the Company or any of the Guarantors.

          (ab) Neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of any statute, law, ordinance, governmental rule or regulation or any judgment, decree, rule or order of any court or governmental agency or authority applicable to the Company, the Guarantors or their respective subsidiaries or any of their respective properties or assets or any applicable zoning laws, ordinances and regulations, except such violations as would not, singly or in the aggregate, have a Material Adverse Effect.

          (ac) The leases under which the Company, the Guarantors or their respective subsidiaries holds or uses real property or other material assets as a lessee ("Leases") are in full force and effect; and each of the Company, the Guarantors and their respective subsidiaries has complied with its obligations under the Leases, the Management Agreements, the Residence Inn Agreements and its franchise agreements; and neither the Company, the Guarantors nor any of their respective subsidiaries knows of any default by any other party to the Leases, the Management Agreements, the Residence Inn Agreements and its franchise agreements which, alone or together with other such defaults, would have a Material Adverse Effect.

          (ad) Immediately after giving effect to the Offering and the use of proceeds therefrom, with respect to the Company and each Guarantor, (i) the present fair salable value of its assets shall be more than the amount that will be required to pay its debts (including contingent and unliquidated debts) as they become absolute and matured, (ii) its assets, at a fair valuation, shall be greater than the sum of its debts (including contingent and unliquidated debts),
(iii) it shall not be engaged in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction and (iv) it shall not intend to incur or believe that it will incur debts beyond its ability to pay as such debts become absolute and matured.

          (ae) The Indenture, as of the date hereof and at the Closing Date, will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA") applicable to an indenture which is qualified under the TIA.

          (af) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulations T, U or X of the Federal Reserve Board.

          (ag) Upon the issuance of the Securities as contemplated hereunder and under the Indenture, the Pledge and Security Agreement will create a valid and (assuming the certificates representing the Pledged Shares accompanied by stock powers endorsed in blank were delivered to the Pledgee in New York and are held by the Pledgee in New York) perfected security interest in the Pledged Shares required to be subject to the Lien of the Indenture and the Pledge and Security Agreement in favor of the Pledgee (as defined in the Pledge and Security Agreement) for the benefit of holders of the Securities (on an equal and ratable basis with the Existing Senior Notes and the Credit Facility), subject only to a Lien in favor of the Pledgee, as security for the obligations purported to be secured thereby.

          (ah) The Company (i) has not offered or sold and, prior to the date six months after the Closing Date will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995;
(ii) has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue or sale of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.

          7.   Indemnification.

          (a) Each of the Company and the Guarantors, jointly and severally agrees to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim, action, investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, or any amendment thereto, in light of the circumstances under which they were made), not misleading; provided, however, that this indemnity agreement shall not apply to such losses,
--------  -------
claims, damages, liabilities or expenses caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Underwriters furnished in writing to the Company by any of the Underwriters expressly for use in the Registration Statement, Prospectus or any amendment thereto. The Company and the Guarantors shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company, any Guarantor or an Indemnified Person.

          (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or any Guarantor, the applicable Underwriter with respect to such Indemnified Person shall promptly notify the Company in writing (provided that the failure to give
                                              --------
such notice shall not relieve the Company or any Guarantor of its obligations pursuant to this Agreement unless and only to the extent that such omission results in the loss or compromise of any material rights or defenses by the Company, as determined by a court of competent jurisdiction by final judgment) and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Persons and payment of all fees and expenses in connection therewith. Such Indemnified Person shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the employment of such counsel has been specifically authorized in writing by the Company or the Guarantors; (ii) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company or any Guarantor, or any affiliate of the Company or such Guarantor and such Indemnified Person shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Company or any Guarantor or such affiliate of the Company or such Guarantor or (y) a conflict may exist between such Indemnified Person and the Company or any Guarantor or such affiliate of the Company or such Guarantor (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company and the Guarantors shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by the Underwriters and that all such fees and expenses shall be reimbursed as they are incurred). The Company and Guarantors shall not be liable for any settlement of any such action or proceeding effected without the Company's prior written consent, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company or a Guarantor. Neither the Company nor any Guarantor shall, without the prior written consent of each Indemnified Person affected thereby (which consent shall not unreasonably be withheld), settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person affected thereby from all liability arising out of such action, claim, litigation or proceeding.

          (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and their respective directors, officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, the Guarantors and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter in the Prospectus that is in conformity with information furnished in writing by such Underwriter expressly for use in the Prospectus. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Company, the Guarantors or any of their respective directors or officers, or any such controlling person based on the Prospectus in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing sentence, such Underwriter shall have the rights and duties given to the Company and the Guarantors by Section 7(b) above (except that if the Company shall have assumed the defense thereof, such Underwriter may, but shall not be required to, employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, the Guarantors, their directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 7(b) above.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party or is insufficient to hold an indemnified party harmless in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and any of the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) received by the Company bear to the total discounts and commissions received by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantors and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, the Guarantors or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations set forth herein shall be in addition to any liability or obligation such party may otherwise have to any indemnified party.

          The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to
Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

          8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof. The Company and the Guarantors shall have performed or complied with all of their obligations and agreements herein contained and required to be performed or complied with at or prior to the Closing Date.

          (b) The Prospectus shall have been printed and copies distributed to the Underwriters as promptly as practicable following the date of this Agreement or at such other date and time as to which you may agree; and no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 5(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities and on the Closing Date, no action, suit or proceeding shall be pending against, or, to the knowledge of the Company or the Guarantors, threatened against the Company, the Guarantors or their respective subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would interfere with or adversely affect the issuance of the Securities or would have a Material Adverse Effect.

          (d) (i) Since the date hereof, there shall not have been any Material Adverse Change and (ii) except as set forth in the Prospectus, since the date of the latest balance sheet for the Company included in the Prospectus, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt of the Company and of its consolidated subsidiaries taken as a whole.

          (e) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

          (f) You shall have received certificates from the Company and each of the Guarantors, dated the Closing Date, executed on behalf of the Company and each of the Guarantors, by the President or any Vice President, and a principal financial or accounting officer of the Company and each of the Guarantors, confirming, as of the Closing Date, the matters set forth in paragraphs (a) through (d) and (n) of this Section 8.

          (g) The Company and the Guarantors shall have executed and delivered, filed and recorded all instruments and documents, and have done all such acts and other things as are necessary to subject the Collateral (as defined in the Indenture) to the security interests intended to be created by the Pledge and Security Agreement and as are reasonably necessary or advisable to perfect the security interests intended to be created thereby.

          (h) The Securities shall have received a rating of BB and Ba2 from Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively.

          (i) On the Closing Date, you shall have received:

              (1) an opinion (in a form reasonably satisfactory to you and your counsel), dated the Closing Date, of Latham & Watkins ("L&W"), counsel for the Company and the Guarantors, to the effect that:

                        a) (I) based solely on certificates of public officials, the Company and each of the Guarantors that is a Delaware corporation is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation and (II) each of the Company and the Guarantors that is a Delaware corporation has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in and incorporated by reference into the Registration Statement and the Prospectus;

                        b) each of the Company and the Guarantors that is a Delaware corporation has the full corporate power and authority to execute, deliver and perform this Agreement and the Indenture and to issue, deliver and sell the Securities as contemplated by this Agreement;

and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                        d) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes the legally valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                        e) the Securities and the Indenture conform in all material respects to the description thereof under the captions "Description of Notes" and "Description of HMH Senior Notes" in the Prospectus;

                        f) the Indenture has been qualified under the Trust Indenture Act.

                        g) the provisions of the Pledge and Security Agreement are effective to create a valid security interest in favor of the Pledgee (as defined in the Pledge and Security Agreement) in the certificates representing the capital stock described in the Pledge and Security Agreement and listed on Annex A to the Pledge and Security Agreement (the "Pledged Stock") as security for the payment, to the extent set forth therein, of all Obligations (as defined in the Pledge and Security Agreement); upon (I) authentication and execution of the Securities in accordance with the terms of the Indenture and (II) delivery of the certificates representing the Securities against payment therefore in accordance with the terms of this Agreement, the security interest in favor of the Pledgee in the Pledged Stock will be perfected free of any adverse claim;

                        h) assuming the accuracy of the Company's representation in Section 6(af) neither the consummation of the transactions contem plated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System;

                        i) the Registration Statement has been declared effective under the Act. Any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b). To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and, to the best of such counsel's knowledge, no proceedings for that purpose have been initiated or are pending or threatened by the Commission; and

                        j) the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and notes thereto, schedules and other financial data included or incorporated by reference therein or omitted therefrom), complied as to form in all material respects with the requirements of the Act and the regulations of the Commission promulgated pursuant thereto for Registration Statements on Form S-3 under the Act.

          (2) an opinion (satisfactory to you and your counsel) dated the Closing Date, of Christopher G. Townsend, Senior Vice President and General Counsel of Host Marriott, to the effect that:

                        a) the Company and each of the Guarantors is a duly organized and validly existing corporation (or other entity) in good standing under the laws of its jurisdiction of incorporation (or organization), has the requisite corporate (or organizational) power and authority to own, lease and operate its properties and to conduct its business as described in or incorporated by reference into the Prospectus and to execute, deliver and perform this Agreement, and based solely on certificates of public officials is duly qualified as a foreign corporation (or other entity) and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a Material Adverse Effect;

                        b) all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary Guarantor have been duly and validly authorized, where applicable, and issued, and the shares of capital stock of, or other ownership interests in, each Subsidiary Guarantor owned, directly or through subsidiaries, by the Company, are, where applicable, fully paid and nonassessable, and to the best knowledge of such counsel, are owned free and clear of any Lien, except for Liens relating to the Existing Senior Notes, Credit Facility and the Securities or as otherwise disclosed in or incorporated by reference into the Prospectus;

                        c) to the best knowledge of such counsel, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in any Subsidiary Guarantors;

                        d) neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be, an "investment company" or a company "controlled" by an investment company within the meaning of the '40 Act;

                        e) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the issuance and sale of the Securities pursuant to this Agreement, except such as have been obtained and made under state securities or Blue Sky laws or regulations;


                        f) the execution and delivery of this Agreement and the Indenture (collectively, the "Applicable Agreements"), the issuance and sale of the Securities, and the performance of the Applicable Agreements will not (I) result in a default, breach or violation of or conflict with, as applicable, (A) any of the charter or by-laws of the Company or any of the Guarantors, (B) to the best knowledge of such counsel, any document filed as an exhibit to the Registration Statement or to any document incorporated by reference into the Registration Statement, or (C) to the best knowledge of such counsel, any order of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties which conflict, breach or default in each of the cases described in clauses (B) and (C) would have a Material Adverse Effect or (II) cause the creation of any security interest or lien (other than the liens permitted under the Indenture) upon any of the property of the Company or any of the Guarantors; to the best knowledge of such counsel, each document that is required to be filed as an exhibit to the Registration Statement, and each document required to be filed as an exhibit to each document incorporated by reference into the Registration Statement, was so filed in compliance with the requirements of the Act.

                        g) to the best knowledge of such counsel, (I) there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Company or any of the Guarantors is a party or by which any of them may be bound that is not described in or incorporated by reference into the Prospectus, (II) no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, except for defaults which would not have a Material Adverse Effect, (III) the statements under the captions "Relationship with HM Services," "Relationship with Marriott International; Marriott International Distribution," and "The REIT Conversion" contained in the Proxy Statement of Host Marriott, dated November 23, 1998, incorporated by reference into the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects and (IV) neither the Company nor any of the Guarantors is in violation of its respective charter or by-laws;

                        h) each of this Agreement, the Securities and the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors;

                        i) to the best knowledge of such counsel, the descriptions of current or pending legal or governmental actions, suits or proceedings which appear under the captions "Legal Proceedings" in the Proxy Statement of Host Marriott, dated November 23, 1998, incorporated by reference into the Prospectus, are accurate in all material respects; and

                        j) the Registration Statement has become effective under the Act, and no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission;

          In addition, Latham & Watkins and Christopher G. Townsend shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus (except to the extent expressly referred to in clauses 1(e), 2(g) and 2(i) above) and has not made any independent check or verification thereof, during the course of such participation, no facts have come to the attention of such counsel that cause it to believe that the Registration Statement at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date, or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need not express any belief with respect to the financial statements, schedules and other financial data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus or with respect to the Form T-1.

          In rendering such opinions, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on oral or written statements and representa tions of officers and other representations of the Company and others, on certificates of and assurances from public officials and on certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Guarantors.

                        (j) You shall have received an opinion, as to certain of the matters set forth above, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), your counsel, in form and substance reasonably satisfactory to you.

                        (k) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, in form and substance satisfactory to you) from Arthur Andersen, LLP, independent public accountants, with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and Prospectus.

                        (l) Skadden Arps shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                        (m) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

                        (n) Neither the Company nor any of the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                        (o) On or prior to the Closing Date, the Company shall have received effective consents of the lenders as required, if applicable, under the Credit Facility to the transactions contemplated by this Agreement.

                        (p) [intentionally omitted]

                        (q)  [intentionally omitted]

                        (r) As of the Closing Date, Congress shall not have enacted legislation, or proposed legislation with a reasonable possibility of being enacted, that would have the effect of substantially impairing the ability of Host REIT to qualify as a REIT or the Operating Partnership to qualify as a partnership or substantially increasing the federal income tax liabilities of Host REIT or other reductions in the expected benefits resulting from the REIT Conversion, which determination will be made by the Underwriters, in their discretion.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company and the Guarantors will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

           9. Defaults. If on the Closing Date, any of the Underwriters shall fail or refuse to purchase Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Underwriter(s) agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities that all of the Underwriters are obligated to purchase on such Closing Date, each non-defaulting Underwriter shall be obligated to purchase the amount of the Securities that such defaulting Underwriter(s) agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities, without the written consent of such Underwriter. If, on the Closing Date, any of the Underwriters shall fail or refuse to purchase Securities in an aggregate principal amount that exceeds 10% of such total principal amount of the Securities and arrangements satisfactory to the other Underwriter(s) and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter(s), the Company or the Guarantors, except as otherwise provided in Section 10. In any such case that does not result in termination of this Agreement, the Underwriters and the Company may agree to postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

          10. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date of this Agreement, any Material Adverse Change occurs, which, in DLJ's and BT's judgment, makes it impracticable or inadvisable to market the Securities or to enforce contracts for sale of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in DLJ's and BT's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by Federal, New York or Maryland authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in DLJ's and BT's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (vi) the enactment, publication, decree, or other promulgation of any Federal or state statute, regulation, rule or order of any court or other governmental authority which would, in DLJ's and BT's judgment, have a Material Adverse Effect or (vii) the Securities or any securities of Host Marriott shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

          The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, the Guarantors, their respective officers and directors and the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Company or any Guarantor, its officers or directors or any controlling person thereof, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters pursuant to clauses (i) or (vii) of the second paragraph of this Section 10 or because of the failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Guarantors agree to reimburse you for all out-of-pocket expenses incurred by you. Notwithstanding any termination of this Agreement, the Company and the Guarantors shall be liable for all expenses which they have agreed to pay pursuant to Section 5(l) hereof.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the Underwriters merely because of such purchase.

          11. Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company or any Guarantor, at 10400 Fernwood Road, Bethesda, Maryland 20817, Attention: Christopher G. Townsend with a copy to Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004, Attention: Bruce E. Rosenblum, Esq., and (b) if to any Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, and to BT Alex. Brown Incorporated, 130 Liberty Street, 37th Floor, New York, New York 10006, Attention: Syndicate Department with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Nick P. Saggese, or in any case to such other address as the person to be notified may have requested in writing.

          12. Governing Law. THIS AGREEMENT SHALL BE GOV ERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 7, and no other person will have any right or obligation hereunder.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and you.

                                Very truly yours,

                                HMH PROPERTIES, INC.



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Executive Vice President


                                HOST MARRIOTT CORPORATION



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Senior Vice President


                                HOST MARRIOTT HOSPITALITY, INC.



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Senior Vice President


                                HMH RIVERS, INC.



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: President

                                MARRIOTT SBM TWO CORPORATION



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Vice President


                                MARRIOTT PLP CORPORATION



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Vice President


                                HMC RETIREMENT PROPERTIES, INC.



                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: President


                                HMH PENTAGON CORPORATION


                                By:     /s/ Christopher G. Townsend
                                        ---------------------------------------
                                        Name:  Christopher G. Townsend
                                        Title: Vice President

                               HMC SFO, INC.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                HMH MARINA, INC.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                HOST AIRPORT HOTELS, INC.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                HOST OF HOUSTON 1979



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President of Managing Partner

                                HOST OF HOUSTON, LTD.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President of Managing Partner


                                HOST OF BOSTON, LTD.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President of Managing Partner


                                MARRIOTT FINANCIAL SERVICES, INC.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                HMC CAPITAL RESOURCES CORP.



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: President

                                MARRIOTT SBM ONE CORPORATION



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                YBG ASSOCIATES LLC



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Manager


                                PRM CORPORATION



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President


                                MARRIOTT PARK RIDGE CORPORATION



                                By:    /s/ Christopher G. Townsend
                                       ---------------------------------------
                                       Name:  Christopher G. Townsend
                                       Title: Vice President

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION



By:    /s/ Donald S. Kinsey
       -----------------------------------------
       Name: Donald S. Kinsey
       Title: Senior Vice President

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


BT ALEX. BROWN INCORPORATED



By:    /s/ Jacques Brand
       -----------------------------------------
       Name: Jacques Brand
       Title: Managing Director

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


BARCLAYS CAPITAL INC.



By:    /s/ Nicholas Dafotas
       -----------------------------------------
       Name: Nicholas Dafotas
       Title: Managing Director

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


BEAR, STEARNS & CO. INC.



By:    /s/ John Kifell
       -----------------------------------------
       Name: John Kifell
       Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


CREDIT LYONNAIS SECURITIES (USA) INC.



By:    /s/ Paul H. Panella
       -----------------------------------------
       Name: Paul H. Panella
       Title: Managing Director

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


DEUTSCHE BANK SECURITIES INC.



By:    /s/ Andreas Neumeier
       -----------------------------------------
       Name: Andreas Neumeier
       Title: Vice President

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



By:    /s/ Jon Kline
       -----------------------------------------
       Name: Jon Kline
       Title: Vice President

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


NATIONSBANC MONTGOMERY SECURITIES LLC



By:    /s/ Sam A. Wilkins, III
       -----------------------------------------
       Name: Sam A. Wilkins, III
       Title: Senior Managing Director

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


SALOMON SMITH BARNEY INC.



By:    /s/ Josh Gallo
       -----------------------------------------
       Name: Josh Gallo
       Title: Managing Director

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.


SG Cowen Securities Corporation



By:    /s/ Ian Hardington
       -----------------------------------------
       Name: Ian Hardington
       Title: Managing Director

                                   SCHEDULE A

Subsidiary Guarantors
---------------------

HMH Rivers, Inc.
Marriott SBM Two Corporation
Marriott PLP Corporation
HMC Retirement Properties, Inc.
HMH Pentagon Corporation
HMC SFO, Inc.
HMH Marina, Inc.
Host Airport Hotels, Inc.
Host of Houston 1979
Host of Houston, Ltd.
Host of Boston, Ltd.
Marriott Financial Services, Inc.
HMC Capital Resources Corp.
Marriott SBM One Corporation
YBG Associates LLC
PRM Corporation
Marriott Park Ridge Corporation

                                   SCHEDULE B


                                         Principal Amount
                                         of Series C Notes
                                         -----------------

Donaldson, Lufkin & Jenrette
  Securities Corporation                      $175,000,000

BT Alex. Brown Incorporated                    150,000,000

Barclays Capital Inc.                           25,000,000

Bear, Stearns & Co. Inc.                        16,667,000

Credit Lyonnais Securities (USA) Inc.           25,000,000

Deutsche Bank Securities, Inc.                  16,666,000

Merrill Lynch, Pierce, Fenner
   & Smith Incorporated                         16,667,000

NationsBanc Montgomery Securities LLC           25,000,000

Salomon Smith Barney Inc.                       25,000,000

SG Cowen Securities Corporation                 25,000,000
                                              ------------

        Total                                 $500,000,000


                                   SCHEDULE C


                         SUBSIDIARIES NOT WHOLLY OWNED
                                       BY
                              HMH PROPERTIES, INC.
                              --------------------


                                                     HMH PROPERTIES
                                                        OWNERSHIP
                                                        PERCENTAGE
                                                    -------------------
HMC/Interstate Manhattan Beach, LP                         75%
HMH Norfolk, LP                                            90%
IHP Holdings Partnership, LP                               47%
HMC/Interstate Ontario, LP                                 90%
Host/Interstate Partnership, LP                            95%
Desert Springs Marriott, LP                                 1%
Marriott DSM LLC                                             (1)
DS Hotel LLC                                                 (2)
Atlanta Marriott Marquis II, LP                         59.68%
Ivy Street Hotel, LP                                         (3)
HMA GP, Inc.                                                 (4)
HMA Realty, LP                                               (5)

__________________
(1)  Wholly owned by Desert Springs Marriott, LP
(2)  Wholly owned by Marriott DSM LLC
(3)  80% owned by Atlanta Marriott Marquis II, LP
(4)  Wholly owned by Ivy Street Hotel, LP
(5)  Wholly owned by Ivy Street Hotel, LP and HMA GP, Inc.